PRESS RELEASE
Fidelity National Financial, Inc. Reports Third Quarter 2009 EPS of $0.32
Jacksonville, Fla. — (October 21, 2009) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, mortgage services, specialty insurance, claims management services and information services, today reported operating results for the three-month and nine-month periods ended September 30, 2009.

	Three Months Ended	Three Months Ended
	September 30, 2009	September 30, 2008
Total revenue	$1.47 billion	$969.8 million
Net earnings (loss) attributable to common shareholders	$73.4 million	$(198.3 million)
Net earnings (loss) per diluted share attributable to common shareholders	$0.32	$(0.95)
Cash flow from operations	$84.5 million	$6.2 million

	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
Total revenue	$4.37 billion	$3.25 billion
Net earnings (loss) attributable to common shareholders	$153.0 million	$(164.1 million)
Net earnings (loss) per diluted share attributable to common shareholders	$0.67	$(0.78)
Cash flow from (used in) operations	$367.7 million	$(55.9 million)
     The following are summary financial and operational results for the operating segments of FNF for the three-month and nine-month periods ended September 30, 2009 and 2008:
     Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	September 30, 2009	September 30, 2008
Total revenue	$1.35 billion	$872.6 million
Pre-tax earnings (loss)	$119.8 million	$(279.4 million)
Pre-tax margin	8.9%	N/A

	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
Total revenue	$4.05 billion	$2.92 billion
Pre-tax earnings (loss)	$260.4 million	$(221.3 million)
Pre-tax margin	6.4%	N/A

Month	Direct Orders Opened	Direct Orders Closed
July 2009	191,100	166,000
August 2009	181,100	137,200
September 2009	196,400	135,500

Third Quarter 2009	568,600	438,700

Month	Direct Orders Opened	Direct Orders Closed
July 2008	135,500	90,600
August 2008	128,900	87,300
September 2008	143,000	82,700

Third Quarter 2008	407,400	260,600

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
3rd Quarter 2009	21,300	14,200	$61,000	$4,300
3rd Quarter 2008	14,600	9,000	$59,400	$6,600
- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
Specialty Insurance

	Three Months Ended	Three Months Ended
	September 30, 2009	September 30, 2008
Total revenue	$102.5 million	$100.4 million
Pre-tax earnings (loss)	$7.2 million	$(5.8 million)
Pre-tax margin	7.0%	N/A

	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
Total revenue	$287.4 million	$286.0 million
Pre-tax earnings	$34.9 million	$16.8 million
Pre-tax margin	12.1%	5.9%
     “This was another solid financial quarter for our company,” said Chairman William P. Foley, II. “Title order volumes increased nicely versus the prior year and showed a modest overall sequential decline from the second quarter of this year, as refinance volumes slowed from their accelerated pace early in the year. However, we were able to reduce costs throughout the quarter and our title business produced nearly a 9% pre-tax margin, almost equal to our second quarter performance. We did see strength in open order counts as the quarter progressed, as September showed the strongest open order volumes during the quarter. Additionally, open order volumes continued to accelerate in October, reaching their highest levels in the last four months. These elevated open order levels have us well positioned as we enter the normally seasonally slower fourth quarter and first quarter of next year.”
     “We did release approximately $74 million in title reserves during the quarter, as we reached the conclusion that the consistently lower claims payments we have seen for the last four quarters had caused a redundant title reserve situation. We offset much of the benefit of this reserve release through the reversal of an insurance receivable associated with a fraud claim that was previously paid in 2007 and 2008. Recent court rulings relating to specific insurance coverage have caused us to reassess our accounting position with respect to this insurance receivable and we, therefore, have reversed approximately $63 million of the recorded balance as a charge to claim loss expense.”
     “Finally, we announced the sale of our small leasing company, Fidelity National Capital, during the quarter for total net proceeds of approximately $50 million. While Fidelity National Capital was a relatively small business for FNF, its strong growth had resulted in more than $200 million of primarily non-recourse debt on our consolidated balance sheet and we believe this sale was a great opportunity to continue to delever our balance sheet and to monetize an investment. Our debt to total capital ratio ended the quarter at 21% as a result of the sale of this asset.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, mortgage services, specialty insurance, claims management services and information services. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Lawyers Title, Ticor Title, Security Union Title and Alamo Title — that collectively issue more title insurance policies than any other title company in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. FNF is also a leading information services company in the human resource, retail and transportation markets through another minority-owned subsidiary, Ceridian Corporation. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Direct title premiums	$379,396	$286,551	$1,122,053	$912,370
Agency title premiums	603,572	323,769	1,814,066	1,171,120

Total title premiums	982,968	610,320	2,936,119	2,083,490
Escrow, title-related and other fees	337,602	270,898	1,029,412	803,270

Total title and escrow	1,320,570	881,218	3,965,531	2,886,760

Specialty insurance	99,279	99,902	276,566	278,890
Interest and investment income	36,623	30,789	112,908	102,563
Realized gains and losses	10,621	(42,136)	18,084	(15,868)

Total revenue	1,467,093	969,773	4,373,089	3,252,345

Personnel costs	410,536	328,905	1,260,391	1,039,444
Other operating expenses	343,874	300,880	1,024,043	874,743
Agent commissions	480,787	254,883	1,446,460	911,692
Depreciation and amortization	23,119	29,237	84,651	93,693
Claim loss expense	92,540	359,664	290,234	547,596
Interest expense	7,938	13,451	28,355	43,947

Total expenses	1,358,794	1,287,020	4,134,134	3,511,115

Earnings (loss) from continuing operations before taxes	108,299	(317,247)	238,955	(258,770)
Income tax expense	34,307	(123,440)	68,080	(106,982)

Earnings (loss) from continuing operations before equity investments	73,992	(193,807)	170,875	(151,788)
Earnings (loss) from equity investments	2,737	(2,717)	(13,995)	(7,385)

Net earnings (loss) from continuing operations	76,729	(196,524)	156,880	(159,173)
Discontinued operations, net of tax	(1,848)	(3,579)	(1,881)	(9,046)

Net earnings (loss)	74,881	(200,103)	154,999	(168,219)
Non-controlling interests expense	1,437	(1,801)	2,010	(4,087)

Net earnings (loss) attributable to common shareholders	$73,444	$(198,302)	$152,989	$(164,132)

Earnings per share:
Net earnings (loss) from continuing operations attributable to common shareholders — basic	$0.32	$(0.95)	$0.68	$(0.78)

Net earnings (loss) from continuing operations attributable to common shareholders — diluted	$0.32	$(0.95)	$0.67	$(0.78)

Weighted average shares — basic	228,741	208,710	223,384	210,206

Weighted average shares — diluted	232,141	208,710	227,410	210,206

Direct operations orders opened	568,600	407,400	2,060,800	1,432,200
Direct operations orders closed	438,700	260,600	1,391,400	875,900
Fee per file	$1,309	$1,636	$1,214	$1,516
Actual title claims paid	$106,006	$84,668	$239,237	$227,831

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
September 30, 2009	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,419,849	$1,304,293	$99,279	$16,277

Interest and investment income	36,623	34,001	3,049	(427)
Realized gains and losses	10,621	10,457	156	8

Total revenue	1,467,093	1,348,751	102,484	15,858

Personnel costs	410,536	387,266	10,635	12,635
Other operating expenses	343,874	284,666	46,208	13,000
Agent commissions	480,787	480,787	—	—
Depreciation and amortization	23,119	20,742	1,279	1,098
Claim loss expense	92,540	55,383	37,157	—
Interest expense	7,938	89	4	7,845

Total expenses	1,358,794	1,228,933	95,283	34,578

Pretax earnings from continuing operations	108,299	119,818	7,201	(18,720)

Pretax margin	7.4%	8.9%	7.0%	—

Open orders	568,600	568,600	—	—
Closed orders	438,700	438,700	—	—

Three Months Ended			Specialty	Corporate
September 30, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$981,120	$872,855	$99,902	$8,363

Interest and investment income	30,789	27,354	3,263	172
Realized gains and losses	(42,136)	(27,562)	(2,750)	(11,824)

Total revenue	969,773	872,647	100,415	(3,289)

Personnel costs	328,905	311,856	11,766	5,283
Other operating expenses	300,880	242,996	46,952	10,932
Agent commissions	254,883	254,883	—	—
Depreciation and amortization	29,237	27,523	1,207	507
Claim loss expense	359,664	313,483	46,181	—
Interest expense	13,451	1,321	124	12,006

Total expenses	1,287,020	1,152,062	106,230	28,728

Pretax earnings (loss) from continuing operations	(317,247)	(279,415)	(5,815)	(32,017)

Pretax margin	—	—	—	—

Open orders	407,400	407,400	—	—
Closed orders	260,600	260,600	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Nine Months Ended			Specialty	Corporate
September 30, 2009	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$4,242,097	$3,931,969	$276,566	$33,562

Interest and investment income	112,908	104,948	9,401	(1,441)
Realized gains and losses	18,084	18,009	1,456	(1,381)

Total revenue	4,373,089	4,054,926	287,423	30,740

Personnel costs	1,260,391	1,199,220	34,152	27,019
Other operating expenses	1,024,043	873,399	120,888	29,816
Agent commissions	1,446,460	1,446,460	—	—
Depreciation and amortization	84,651	78,199	3,924	2,528
Claim loss expense	290,234	196,691	93,543	—
Interest expense	28,355	649	27	27,679

Total expenses	4,134,134	3,794,558	252,534	87,042

Pretax earnings from continuing operations	238,955	260,368	34,889	(56,302)

Pretax margin	5.5%	6.4%	12.1%	—

Open orders	2,060,800	2,060,800	—	—
Closed orders	1,391,400	1,391,400	—	—

Nine Months Ended			Specialty	Corporate
September 30, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$3,165,650	$2,856,645	$278,890	$30,115

Interest and investment income	102,563	91,179	10,267	1,117
Realized gains and losses	(15,868)	(27,523)	(3,109)	14,764

Total revenue	3,252,345	2,920,301	286,048	45,996

Personnel costs	1,039,444	986,698	34,453	18,293
Other operating expenses	874,743	711,727	121,181	41,835
Agent commissions	911,692	911,692	—	—
Depreciation and amortization	93,693	87,670	4,225	1,798
Claim loss expense	547,596	438,701	108,895	—
Interest expense	43,947	5,076	463	38,408

Total expenses	3,511,115	3,141,564	269,217	100,334

Pretax earnings (loss) from continuing operations	(258,770)	(221,263)	16,831	(54,338)

Pretax margin	—	—	5.9%	—

Open orders	1,432,200	1,432,200	—	—
Closed orders	875,900	875,900	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	September 30,	December 31,
	2009	2008
	(Unaudited)
Cash and investment portfolio	$4,988,911	$4,691,790
Goodwill	1,523,492	1,581,658
Title plant	437,124	431,591
Total assets	8,053,335	8,368,240
Notes payable	867,971	1,350,849
Reserve for claim losses	2,623,897	2,738,625
Secured trust deposits	437,975	474,073
Total stockholders’ equity	3,248,943	2,856,772
Book value per share	$14.09	$13.29
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